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                                                                   Exhibit 23.1.

                      Consent of Independent Accountants


     We consent to incorporation by reference in the registration statement on Form S-8 of JFAX.COM, Inc., relating to the JFAX.COM, Inc. Amended and Restated 1997 Stock Option Plan, of our report dated March 26, 1999 included in JFAX.COM, Inc.'s prospectus filed with the Securities and Exchange Commission on July 23, 1999.

                                             By:  /s/ KPMG
                                                  ------------
                                                  KPMG LLP

Los Angeles, California
February 22, 2000

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